UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
July 20, 2006

Date of Report (Date of Earliest Event Reported)
BUSINESS OBJECTS S.A.
(Exact name of Registrant as specified in its charter)

Republic of France	0-24720	98-0355777

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
157-159 rue Anatole France, 92300 Levallois-Perret, France

(Address of principal executive offices)
(408) 953-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into or Amendment of a Material Definitive Agreement
Item 2.02 Results of Operations and Financial Condition
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 3.1
EXHIBIT 10.25
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01. Entry into or Amendment of a Material Definitive Agreement.
     On July 20, 2006, the board of directors (the “Board”) of Business Objects S.A. (the “Company”) approved an amendment to the Company’s 2001 Stock Incentive Plan (the “Amended 2001 Plan”) to enable employees to exercise their options on-line. The Amended 2001 Plan became effective on July 20, 2006. This summary is not intended to be complete, and is qualified in its entirety by reference to the full text of the Amended 2001 Plan attached hereto as Exhibit 10.25 and incorporated herein by reference.
Item 2.02 Results of Operations and Financial Condition.
     On July 26, 2006, the Company issued a press release and is holding a conference call announcing its financial results for the three months ended June 30, 2006. A copy of this press release is furnished as Exhibit 99.1 to this Form 8-K.
     The Company is making reference to non-GAAP financial information in both the press release and on the conference call. A reconciliation of non-GAAP financial measures contained in the press release to the comparable US GAAP financial measures is contained in the attached press release, and a reconciliation of this and other non-GAAP financial information provided on the conference call is contained on the Company’s Investor Relations web page at www.businessobjects.com.
     The information provided under Item 2.02 in this Form 8-K and in Exhibit 99.1 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On July 20, 2006, the Board of the Company amended Article 6 of the Company’s Amended and Restated Memorandum and Articles of Association and Bylaws (the “Amended Bylaws”). The Amended Bylaws became effective July 20, 2006. The Amended Bylaws increase the stated share capital of the Company to €9,639,564.20 from a stated share capital of €9,575,490.40. This increase is a result of the issuance of shares following the exercise of stock options by employees of the Company and its subsidiaries between January 1, 2006 and June 30, 2006. Pursuant to French law, changes in a company’s stated share capital must be reflected in such company’s bylaws.
     On July 20, 2006, the Board further amended Article 6 of the Company’s Amended Bylaws. The Amended Bylaws stipulate the issuance and grant of 45,000 warrants to a non-employee director of the Company. Pursuant to French law, these warrants are considered special advantages consisting of (i) the grant of such warrants without payment as consideration and (ii) the benefit from a fixed exercise price per share equal to 22.31 euros, being the closing price of the Company’s shares on the Eurolist by Euronext TM on June 6, 2006. Pursuant to French law, special advantages must be listed in the Company’s Bylaws.
     A copy of the Amended Bylaws is attached hereto as Exhibit 3.1. The preceding summary is not intended to be complete, and is qualified in its entirety by reference to the full text of the Amended Bylaws attached hereto as Exhibit 3.1 hereto and incorporated herein by reference.
Item 8.01 Other Events.
     A copy of the financial statements from the press release is filed as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Memorandum and Articles of Association and Updated Bylaws of Business Objects S.A., as amended July 20, 2006 (English translation of French legal version).
10.25	2001 Stock Incentive Plan, as amended July 20, 2006.
99.1*	Press Release issued by Business Objects S.A. dated July 26, 2006.
99.2	Financial statements from press release dated July 26, 2006.

* Furnished, not filed.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 26, 2006

BUSINESS OBJECTS S.A.
By:	/s/ James R. Tolonen
James R. Tolonen
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
3.1	Memorandum and Articles of Association and Updated Bylaws of Business Objects S.A., as amended July 20, 2006 (English translation of French legal version).
10.25	2001 Stock Incentive Plan, as amended July 20, 2006.
99.1*	Press Release issued by Business Objects S.A. dated July 26, 2006.
99.2	Financial statements from press release dated July 26, 2006.

* Furnished, not filed.

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